UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 18, 2006


                             NEXTWAVE WIRELESS INC.
             (Exact name of registrant as specified in its charter)


          DELAWARE                    000-51958                  20-5361360
(State or other jurisdiction of      (Commission              (I.R.S. employer
         incorporation)              file number)            identification no.)



               12670 HIGH BLUFF DRIVE, SAN DIEGO, CALIFORNIA 92130 (Address of principal executive offices) (Zip code)

       Registrant's telephone number, including area code: (858) 480-3100

                                 NOT APPLICABLE
         (Former name or former address, if changed since last report.)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))







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ITEM 2.01       COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

         As disclosed in the Current Report on Form 8-K filed on September 22, 2006 by NextWave Wireless LLC, AWS Wireless Inc. ("AWS Wireless"), a Delaware corporation and a wholly owned indirect subsidiary of NextWave Wireless Inc. (the "Company"), participated in the Advanced Wireless Services ("AWS") auction designated by the Federal Communications Commission (the "FCC") as Auction Number 66 (the "Auction"), and on September 18, 2006, the Federal Communications Commission (the "FCC") concluded the Auction and AWS Wireless was the provisional winning bidder for 154 AWS licenses (the "AWS Licenses") for an aggregate bid of $115.5 million.

         On September 20, 2006, the FCC published a public notice confirming that AWS Wireless was the winning bidder for the AWS Licenses, however, the rights and obligations of winning bidders for AWS licenses, including AWS Wireless, are governed by the Communications Act, the FCC's competitive bidding regulations, and Public Notices setting forth specific conditions for particular auctions (collectively, the "Auction Conditions"), which, among other things required AWS Wireless to complete the process of purchasing the AWS Licenses by filing with the FCC a long-form application on FCC Form 601 (a "Form 601") seeking a grant from the FCC of each of the AWS Licenses. In compliance with the Auction Conditions, AWS Wireless timely filed with the FCC a Form 601 seeking a grant of each of the AWS Licenses. The aggregate bid amount for the AWS Licenses, $115.5 million, was paid for out of the up-front deposit made by AWS Wireless to the FCC prior to the Auction.

         On December 18, 2006, the FCC released a public notice announcing that the Form 601 applications filed by AWS Wireless were approved, and AWS Wireless was granted each of the AWS Licenses, effective on December 18, 2006.

ITEM 7.01       REGULATION FD DISCLOSURE

         On December 20, 2006, the Company issued a press release announcing the grant of the AWS Licenses, as described in Item 2.01 above. A copy of the press release is furnished herewith as Exhibit 99.1.

ITEM 9.01       FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit No.      Exhibit
-----------      -------

99.1             Press Release of NextWave Wireless Inc. dated December 20, 2006



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  December 21, 2006


                                         NEXTWAVE WIRELESS INC.


                                         By:   /s/  Frank A. Cassou
                                              ----------------------------------
                                              Frank A. Cassou
                                              Executive Vice President and
                                              Chief Legal Counsel












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                                  EXHIBIT INDEX

EXHIBIT NO.                                        DESCRIPTION

Exhibit 99.1     Press Release of NextWave Wireless Inc. dated December 20, 2006



















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